Exhibit 99.1

Lantronix Completes Acquisition of Electronics and Software Reportable Business Segment from Communications Systems, Inc.

Irvine, CA – August 2, 2021 –  Lantronix, Inc. (“Lantronix”) (NASDAQ: LTRX), a global provider of Software as a Service (Saas), connectivity services, engineering services, intelligent hardware and turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), today announced that it has completed its previously announced acquisition of Transition Networks and Net2Edge, which comprises the majority of the Electronics and Software reportable business segment of Communications Systems, Inc. (NASDAQ: JCS) (“CSI”).

The transaction will bring immediate scale to Lantronix, with revenues from the combined company expected to total more than $100 million on an annual basis. The acquisition will bring complementary IoT connectivity products and capabilities, including switching, Power over Ethernet (PoE) and media conversion and adapter products.

Lantronix sees significant operating and product development synergies in the combined company and expects significant day one synergies will drive immediate non-GAAP earnings accretion upon closing, and the company further expects to realize $7 million in annual run rate synergies over the course of the first 24 months. Lantronix will release guidance for its fiscal year 2022 on its fourth quarter fiscal year 2021 earnings conference call, with that date to be named shortly.

Silicon Valley Bank, the bank of the world’s most innovative companies and their investors, along with SVB Capital, provided acquisition financing.

O’Melveny & Myers LLP served as legal advisor to Lantronix.

About Lantronix

Lantronix Inc. is a global provider of Software as a Service (SaaS), connectivity services, engineering services, intelligent hardware and turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM). Lantronix enables its customers to provide reliable and secure IoT Intelligent Edge and OOBM solutions while accelerating time to market. Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT projects while providing quality, reliability and security across hardware, software and solutions.

With three decades of proven experience in creating robust IoT technologies and OOBM solutions, Lantronix is an innovator in enabling its customers to build new business models, leverage greater efficiencies and realize the possibilities of the Internet of Things. Lantronix’s solutions are deployed inside millions of machines at data centers, offices and remote sites serving a wide range of industries, including energy, agriculture, medical, security, manufacturing, distribution, transportation, retail, financial, environmental and government.

Lantronix is headquartered in Irvine, Calif. For more information, visit www.lantronix.com.

Learn more at the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. To follow Lantronix on Twitter, please visit www.twitter.com/Lantronix. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix.

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Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements in this press release include, among others, statements about the expected benefits of the acquisition of Transition Networks and Net2Edge (the “Transaction”), including expected synergies in the combined company, to Lantronix and its stockholders, the accretive nature of the proposed Transaction and expected future operating results of the combined company. Forward-looking statements are based on current expectations and assumptions and analyses made by Lantronix and its management in light of experience and perception of historical trends, current conditions, and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: Lantronix’s ability to integrate the acquired businesses successfully after the Transaction and achieve anticipated benefits from it; risks relating to any unforeseen liabilities of the acquired businesses; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; any loss of management or key personnel; the impact of the COVID-19 pandemic, including the emergence of new more contagious and/or vaccine-resistant strains of the virus and the impact of vaccination efforts, including the efficacy and public acceptance of vaccinations, on the combined companies’ business, employees, supply and distribution chains and the global economy; and any additional factors included in Lantronix’s Report on Form 10-K for the fiscal year ended June 30, 2020, filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2020, including in the section entitled “Risk Factors” in Item 1A of Part I of such report; its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021, filed with the SEC on April 30, 2021, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in the Company’s other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which Lantronix management is currently unaware or does not currently view as material to the Company’s business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements Lantronix makes speak only as of the date on which they are made. Lantronix undertakes no obligation to revise or update publicly any forward-looking statements except as required by law or the rules of the Nasdaq Stock Market, LLC.

Lantronix Media Contact:	Lantronix Analyst and Investor Contact:
Gail Kathryn Miller	Jeremy Whitaker
Corporate Marketing &	Chief Financial Officer
Communications Manager	investors@lantronix.com
media@lantronix.com	949-450-7241
949-453-7158

Lantronix Sales:

sales@lantronix.com

Americas +1(800) 422-7055 (US and Canada) ir +1 949-453-3990

Europe, Middle East and Africa +31 (0) 76 52 36 744

Asia Pacific +852 3428-2338

China +86 21-6237-8868

Japan +81 (0) 50-1354-6201

India +91 994-551-2488

© 2021 Lantronix, Inc. All rights reserved.

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